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                                                                    Exhibit 6(c)


                                                                          [FORM]

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                       SUNSTONE DISTRIBUTION SERVICES, LLC
                           DATED _______________, 1998


Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:


Growth Equity Fund                               Tax-Exempt Fund
Income Equity Fund                               Money Market Fund
Small Cap Fund                                   U.S. Government Money Market Fund
Select Equity Fund                               International Fixed Income Fund
International Growth Equity Fund                 California Municipal Money Market Fund
International Select Equity Fund                 Stock Index Fund
Technology Fund                                  Florida Intermediate Tax-Exempt Fund
Municipal Money Market Fund                      Arizona Tax-Exempt Fund
U.S. Government Select Money Market Fund         California Intermediate Tax-Exempt Fund
Fixed Income Fund                                California Tax-Exempt Fund
U.S. Government Fund                             Short-Intermediate U.S. Government Fund
Intermediate Tax-Exempt Fund                     Small Cap Index Fund
                                                 Mid-Cap Growth Fund


      All signatures need not appear on the same copy of this Amended and Restated Schedule A.


                              NORTHERN FUNDS


                              By:

                              Title: ____________________________

                              Date: ____________________________


                              SUNSTONE DISTRIBUTION SERVICES, LLC

                              By:

                              Title: _____________________________

                              Date: _____________________________